Exhibit 10.3

BRISTOW GROUP INC.

and

the Guarantors named herein

7 1/2% SENIOR NOTES DUE 2017

SECOND SUPPLEMENTAL INDENTURE

DATED AS OF OCTOBER 1, 2012

U.S. BANK NATIONAL ASSOCIATION

Trustee

This SECOND SUPPLEMENTAL INDENTURE, dated as of October 1, 2012 (this “Supplemental Indenture”), is among Bristow Group Inc., a Delaware corporation (the “Company”), each of the parties identified under the caption “Existing Guarantors” on the signature pages hereto (the “Existing Guarantors”), the party identified under the caption “Additional Guarantor” on the signature pages hereto (the “Additional Guarantor” and, together with the Existing Guarantors, the “Guarantors”) and U.S. Bank National Association, as Trustee (the “Trustee”).

RECITALS

WHEREAS, the Company, the Existing Guarantors and the Trustee entered into an Indenture, dated as of June 13, 2007 (the “Initial Indenture” and, as supplemented by that certain Supplemental Indenture, dated as of November 2, 2007, which released certain of the initial guarantors party to the Initial Indenture, the “Indenture”), pursuant to which the Company has issued $300,000,000 in principal amount of 7 1/2% Senior Notes due 2017 (the “Notes”);

WHEREAS, Section 9.01(g) of the Indenture provides that the Company, the Guarantors and the Trustee may amend or supplement the Indenture in order to add additional guarantors with respect to the Notes in accordance with Section 4.13 thereof, without the consent of the Holders of the Notes;

WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws (or comparable constituent documents) of the Company, of the Guarantors and of the Trustee necessary to make this Supplemental Indenture a valid instrument legally binding on the Company, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed; and

NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

ARTICLE 1

Section 1.01. This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

Section 1.02. This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Guarantors and the Trustee.

ARTICLE 2

From this date, in accordance with Section 4.13 and by executing this Supplemental Indenture, each of the Guarantors, including the Additional Guarantor, whose signatures appear below continue to be or hereby are, as applicable, subject to the provisions of the Indenture to the extent provided for in Article 10 thereunder.

ARTICLE 3

Section 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

Section 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

Section 3.03. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.04. The parties may sign any number of counterparts of this Supplemental Indenture. Each signed counterpart shall be an original, but all of such executed counterparts together shall represent the same agreement. Delivery of an executed signature page to this Supplemental Indenture by facsimile or electronic transmission (i.e., .pdf or .tif) shall be as effective as delivery of a manually executed counterpart of this Supplemental Indenture.

[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

BRISTOW GROUP INC.

By:	/s/ Joseph A. Baj
Name: Joseph A. Baj
Title: Vice President and Treasurer

ADDITIONAL GUARANTOR

BHNA HOLDINGS INC.

By:	/s/ Joseph A. Baj
Name: Joseph A. Baj
Title: Vice President and Treasurer

Signature Page to Supplemental Indenture (7 1/2% Notes Indenture)

EXISTING GUARANTORS

BRISTOW U.S. LLC, f/k/a Air Logistics, L.L.C.

By:	/s/ Joseph A. Baj
Name: Joseph A. Baj
Title: Manager

BRISTOW ALASKA INC., f/k/a Air Logistics of Alaska, Incorporated

By:	/s/ Joseph A. Baj
Name: Joseph A. Baj
Title: Vice President and Treasurer

BRISTOW HELICOPTERS INC., f/k/a Airlog International, Ltd.

By:	/s/ Joseph A. Baj
Name: Joseph A. Baj
Title: Vice President and Treasurer

Signature Page to Supplemental Indenture (7 1/2% Notes Indenture)

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Susan C. Chadbourne
Name: Susan C. Chadbourne
Title: Vice President

Signature Page to Supplemental Indenture (7 1/2% Notes Indenture)